Credit Suisse Global High Yield Fund
Securities Purchases during an Underwriting involving
Credit Suisse Asset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended June 30, 2009

Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   CSC Holdings Inc.
Date Purchased:             1/8/2009
Price Per Share:            $88.89
Shares Purchased
by the Portfolio *:         125
Total Principal Purchased
by the Portfolio *:         $111,112.50
% of Offering Purchased
by the Portfolio:           0.01%
Broker:                     JPMorgan
Member:                     Joint Lead Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Fresenius US Finance II
Date Purchased:             1/15/2009
Price Per Share:            $93.08
Shares Purchased
by the Portfolio *:         125
Total Principal Purchased
by the Portfolio *:         $116,345.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   CSC Holdings Inc.
Date Purchased:             2/9/2009
Price Per Share:            $95.20
Shares Purchased
by the Portfolio *:         50
Total Principal Purchased
by the Portfolio *:         $47,600.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Forest Oil Corp.
Date Purchased:             2/11/2009
Price Per Share:            $95.15
Shares Purchased
by the Portfolio *:         75
Total Principal Purchased
by the Portfolio *:         $71,362.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Boeing Co.
Date Purchased:             3/10/2009
Price Per Share:            $99.56
Shares Purchased
by the Portfolio *:         40
Total Principal Purchased
by the Portfolio *:         $39,824.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     UBS
Member:                     Co-Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Alcoa Inc.
Date Purchased:             3/18/2009
Price Per Share:            $100.00
Shares Purchased
by the Portfolio *:         22
Total Principal Purchased
by the Portfolio *:         $22,000.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Morgan Stanley
Member:                     Joint Lead Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   AES Crop.
Date Purchased:             3/30/2009
Price Per Share:            $93.98
Shares Purchased
by the Portfolio *:         25
Total Principal Purchased
by the Portfolio *:         $23,495.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Bank of America
Member:                     Joint Lead Manager





Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Frontier Communications
Date Purchased:             4/3/2009
Price Per Share:            $91.81
Shares Purchased
by the Portfolio *:         50
Total Principal Purchased
by the Portfolio *:         $45,902.50
% of Offering Purchased
by the Portfolio:           0.01%
Broker:                     JPMorgan
Member:                     Joint Lead Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Rio Tinto Finance USA Ltd.
Date Purchased:             4/14/2009
Price Per Share:            $97.59
Shares Purchased
by the Portfolio *:         50
Total Principal Purchased
by the Portfolio *:         $48,793.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Rio Tinto Finance USA Ltd.
Date Purchased:             4/14/2009
Price Per Share:            $98.81
Shares Purchased
by the Portfolio *:         50
Total Principal Purchased
by the Portfolio *:         $49,402.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Morgan Stanley
Member:                     Joint Lead Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   HCA Inc.
Date Purchased:             4/15/2009
Price Per Share:            $96.76
Shares Purchased
by the Portfolio *:         76
Total Principal Purchased
by the Portfolio *:         $73,533.80
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Citigroup
Member:                     Co-Manager


Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   JBS USA LCC/JBS USA Finance
Date Purchased:             4/22/2009
Price Per Share:            $95.05
Shares Purchased
by the Portfolio *:         175
Total Principal Purchased
by the Portfolio *:         $166,330.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Co-Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Nielson Finance LLC
Date Purchased:             4/24/2009
Price Per Share:            $92.17
Shares Purchased
by the Portfolio *:         50
Total Principal Purchased
by the Portfolio *:         $46,086.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead Manager


Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Supervalue Inc.
Date Purchased:             4/30/2009
Price Per Share:            $97.00
Shares Purchased
by the Portfolio *:         25
Total Principal Purchased
by the Portfolio *:         $24,250.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Greenwich Capital Markets
Member:                     Joint Lead Manager


Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Host Hotels & Resorts LP
Date Purchased:             5/5/2009
Price Per Share:            $96.60
Shares Purchased
by the Portfolio *:         100
Total Principal Purchased
by the Portfolio *:         $96,599.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Goldman Sachs
Member:                     Co-Manager


Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Smiths Group PLC
Date Purchased:             5/7/2009
Price Per Share:            $99.83
Shares Purchased
by the Portfolio *:         50
Total Principal Purchased
by the Portfolio *:         $49,917.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Morgan Stanley
Member:                     Co-Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Smiths Group PLC
Date Purchased:             5/7/2009
Price Per Share:            $99.88
Shares Purchased
by the Portfolio *:         25
Total Principal Purchased
by the Portfolio *:         $24,970.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Morgan Stanley
Member:                     Co-Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Berry Petroleum
Date Purchased:             5/21/2009
Price Per Share:            $93.55
Shares Purchased
by the Portfolio *:         75
Total Principal Purchased
by the Portfolio *:         $70,159.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Wachovia
Member:                     Co-Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   AMC Entertainment Inc.
Date Purchased:             5/27/2009
Price Per Share:            $97.58
Shares Purchased
by the Portfolio *:         200
Total Principal Purchased
by the Portfolio *:         $195,164.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead Manager


Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Harrahs Operating Escrow
Date Purchased:             5/27/2009
Price Per Share:            $96.23
Shares Purchased
by the Portfolio *:         50
Total Principal Purchased
by the Portfolio *:         $48,112.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Bank of America
Member:                     Co-Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Tenet Healthcare Corp.
Date Purchased:             6/1/2009
Price Per Share:            $95.23
Shares Purchased
by the Portfolio *:         275
Total Principal Purchased
by the Portfolio *:         $261,879.75
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Bank of America
Member:                     Co-Manager




Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Tenet Healthcare Corp.
Date Purchased:             6/1/2009
Price Per Share:            $95.23
Shares Purchased
by the Portfolio *:         275
Total Principal Purchased
by the Portfolio *:         $261,879.75
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Bank of America
Member:                     Co-Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   CMS Energy
Date Purchased:             6/9/2009
Price Per Share:            $98.37
Shares Purchased
by the Portfolio *:         25
Total Principal Purchased
by the Portfolio *:         $24,593.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Barclays Capital
Member:                     Co-Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Connacher Oil & Gas
Date Purchased:             6/11/2009
Price Per Share:            $93.68
Shares Purchased
by the Portfolio *:         42
Total Principal Purchased
by the Portfolio *:         $39,344.76
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     RBC Dominion
Member:                     Lead Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Sealed Air Corp.
Date Purchased:             6/12/2009
Price Per Share:            $97.84
Shares Purchased
by the Portfolio *:         75
Total Principal Purchased
by the Portfolio *:         $73,377.75
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Bank of America
Member:                     Co-Manager



Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Univision Communications
Date Purchased:             6/25/2009
Price Per Share:            $93.01
Shares Purchased
by the Portfolio *:         15
Total Principal Purchased
by the Portfolio *:         $13,950.90
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Deutsche Bank
Member:                     Joint Lead Manager







Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Alliance Once International Inc.
Date Purchased:             6/26/2009
Price Per Share:            $95.18
Shares Purchased
by the Portfolio *:         175
Total Principal Purchased
by the Portfolio *:         $166,559.75
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Goldman Sachs
Member:                     Joint Lead Manager




Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Bill Barrett Corp.
Date Purchased:             6/30/2009
Price Per Share:            $95.17
Shares Purchased
by the Portfolio *:         75
Total Principal Purchased
by the Portfolio *:         $71,379.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Bank of America
Member:                     Senior Co-Manager